Executive Benefits Agreements and Employees Savings Plans - Life Insurance Premiums (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Compensation Related Costs [Abstract]
Cost of life insurance premiums	$ 1,040	$ 1,077	$ 1,006
Increases in cash surrender values	(586)	(714)	(681)
Net cost of life insurance premiums included in SG&A	$ 454	$ 363	$ 325